UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     April  21, 2005
                                                ______________________________


                            CFS Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)




            Delaware                   000-24611               35-2042093
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                         Identification No.)


707 Ridge Road, Munster, Indiana                                 46321
______________________________________________________________________________
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (219) 836-5500
                                                   ___________________________



                             Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 4.01 Changes in Registrant's Certifying Accountant.
          ---------------------------------------------

     On April 21, 2005, the Audit Committee of the Board of
Directors of CFS Bancorp, Inc. (the "Company") appointed BKD, LLP as the Company's independent auditors for the year ending
December 31, 2005.

     The Audit Committee of the Company has also appointed BKD, LLP as the Company's independent auditors for the Citizens Financial Services, FSB Employees' Savings & Profit Sharing Plan and Trust and the CFS Employee Stock Ownership Plan for the years ending December 31, 2004 and December 31, 2005.

     During the two year period ended December 31, 2004 and through April 21, 2005, the Company has not consulted BKD, LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or any other matters that would be required to be reported herein.






















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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                CFS BANCORP, INC.



Date:  April 22, 2005           By: /s/ Brian L. Goins
                                    -------------------------------
                                    Brian L. Goins
                                    Vice President-Corporate Counsel






























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